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                                                                    Exhibit 99.3

                               FIRST AMENDMENT TO
              AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT

            This FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this "AMENDMENT"), dated as of January 31, 1999, is entered into by and among CORPORATE OFFICE PROPERTIES, L.P., a Delaware limited partnership ("COPLP"), CORPORATE OFFICE PROPERTIES TRUST, a Maryland real estate investment trust ("COPT"), CORPORATE OFFICE PROPERTIES HOLDINGS, INC., a Delaware corporation, BLUE BELL INVESTMENT COMPANY, L.P., a Delaware limited partnership, SOUTH BRUNSWICK INVESTORS, L.P., a Delaware limited partnership, COMCOURT INVESTORS, L.P., a Delaware limited partnership, 6385 FLANK DRIVE, L.P., a Pennsylvania limited partnership (COPLP, COPT and each of the foregoing collectively being referred to as the "LOAN PARTIES"), BANKERS TRUST COMPANY and the other Lenders that are or may become a party to the Credit Agreement (individually, a "LENDER" and collectively, the "LENDERS") and BANKERS TRUST COMPANY as agent for the Lenders (in such capacity, "AGENT").

                                 R E C I T A L S

      A. The Loan Parties, the Lenders and Agent have entered into that certain Amended and Restated Senior Secured Credit Agreement dated as of August 31, 1998 (as further revised, amended or modified, the "CREDIT AGREEMENT"). Initially capitalized terms not otherwise defined in this Amendment shall have the respective definitions ascribed to them in the Credit Agreement.

      B. By entering into this Amendment, the Loan Parties, the Lenders and Agent desire to amend the Credit Agreement as set forth herein.

                                A G R E E M E N T

            NOW, THEREFORE, in consideration of the foregoing Recitals (which by this reference are incorporated herein) and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. INVESTMENTS. Section 6.4 of the Credit Agreement is amended by inserting the following sentence at the end thereof: "Notwithstanding the foregoing, COPLP and COPT may make any Investment permitted pursuant to Section
6.3 of the Revolving Credit Agreement."

      2. MAXIMUM CONSOLIDATED UNHEDGED FLOATING RATE DEBT. The figure "15%" appearing in the first sentence of Section 6.7.5 of the Credit Agreement is revised to read "20%".


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      3. LENDER INTEREST RATE AGREEMENTS.

            (a) Section 7.1.3 of the Credit Agreement is hereby amended by adding, immediately after the final word thereof, the following:

      (iii) any default or event of default under any Lender Interest Rate Agreement beyond the end of any cure period therefor (without any extension thereof); or

            (b) The following is hereby inserted into and added as Section 8.26 of the Credit Agreement:

            8.26 LENDER INTEREST RATE AGREEMENTS.

            Any Lender may, from time to time in its sole and absolute discretion and as approved by Agent in its reasonable discretion, enter into one or more Lender Interest Rate Agreements. The obligations of the applicable Loan Party under any Lender Interest Rate Agreement shall rank pari passu with the Obligations of the Loan Parties hereunder. Each Interest Rate Exchanger (a) hereby appoints Agent to act as agent in connection with the applicable Lender Interest Rate Agreement, it being understood and agreed by each Interest Rate Exchanger that it shall have no right individually to enforce any remedy in connection with any Lender Interest Rate Agreement, and (b) hereby agrees to indemnify Agent pursuant to Section 9.4 in connection with actions taken (or not taken) by Agent in connection therewith.

      4. DEFINITIONS. Appendix I, Defined Terms, of the Credit Agreement is hereby modified and amended as follows:

            (a) The definition of "REVOLVING CREDIT AGREEMENT" is hereby deleted, with the following inserted in its place and stead:

            "REVOLVING CREDIT AGREEMENT" shall have the meaning given to it in Recital A, as such agreement may be amended, modified or revised from time to time.

            (b) The following definitions are added to and made a part of Appendix I, to be inserted in alphabetical order with respect to the other definitions therein:

            "INTEREST RATE EXCHANGER" means any Lender that has entered into a Lender Interest Rate Agreement pursuant to the terms of this Agreement.

            "LENDER INTEREST RATE AGREEMENT" shall mean any Interest Rate Agreement entered into by one or more Loan Parties and one or more Lenders pursuant to the terms of this Agreement. Each Lender Interest Rate Agreement shall constitute a Loan Document for purposes of this Agreement.

      5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be considered an original but all of which, when taken together, shall constitute but one and the same instrument.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK.]


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            IN WITNESS WHEREOF, the parties to this Amendment have caused this
Amendment to be executed as of the date first above written.

                        LENDERS:

                        BANKERS TRUST COMPANY

                        By: /s/ Steve P. Lapham
                            --------------------------------------------------
                        Name:_________________________________________________
                        Title: Vice President
                               -----------------------------------------------


                        BANKBOSTON, N.A.

                        By: /s/ Howard N. Blackwell
                            --------------------------------------------------
                        Name:_________________________________________________
                        Title: Director
                               -----------------------------------------------



                        THE BANK OF NOVA SCOTIA

                        By: /s/ Christopher I. Grant
                            --------------------------------------------------
                        Name:_________________________________________________
                        Title: Senior Relationship Manager
                               -----------------------------------------------



                        LASALLE NATIONAL BANK

                        By: /s/ Peter Margalen
                            --------------------------------------------------
                        Name:_________________________________________________
                        Title: Commercial Banking Officer
                               -----------------------------------------------



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                        ORIX USA CORPORATION

                        By:_____________________________________________________
                        Name:___________________________________________________
                        Title:__________________________________________________


                        AGENT:

                        BANKERS TRUST COMPANY,
                        as Agent for the Lenders

                        By: /s/ Steve P. Lapham
                            --------------------------------------------------
                        Name:_________________________________________________
                        Title: Vice President
                               -----------------------------------------------



                        COPLP:

                        CORPORATE OFFICE PROPERTIES, L.P.,
                        a Delaware limited partnership

                        By: CORPORATE OFFICE PROPERTIES TRUST, a Maryland real estate investment trust, its general partner

                        By: /s/ Roger A. Waesche, Jr.
                            --------------------------------------------------
                        Name:_________________________________________________
                        Title: Senior Vice President
                               -----------------------------------------------



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                        COPT:

                        CORPORATE OFFICE PROPERTIES TRUST, a Maryland real estate investment trust

                        By: /s/ Roger A. Waesche, Jr.
                            --------------------------------------------------
                        Name:_________________________________________________
                        Title: Senior Vice President
                               -----------------------------------------------


                        OTHER LOAN PARTIES:

                        CORPORATE OFFICE PROPERTIES HOLDINGS, INC., a Delaware corporation

                        By: /s/ Clay W. Hamlin, III
                            --------------------------------------------------
                        Name:_________________________________________________
                        Title: President
                               -----------------------------------------------


                        BLUE BELL INVESTMENT COMPANY, L.P., a Delaware limited partnership

                        By: CORPORATE OFFICE PROPERTIES HOLDINGS, INC., a Delaware corporation, its general partner

                        By: /s/ Clay W. Hamlin, III
                            --------------------------------------------------
                        Name:_________________________________________________
                        Title: President
                               -----------------------------------------------


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                        SOUTH BRUNSWICK INVESTORS, L.P., a Delaware limited
                        partnership

                         By: CORPORATE OFFICE PROPERTIES HOLDINGS, INC., a Delaware corporation, its general partner

                        By: /s/ Clay W. Hamlin, III
                            --------------------------------------------------
                        Name:_________________________________________________
                        Title: President
                               -----------------------------------------------


                        COMCOURT INVESTORS, L.P., a Delaware limited partnership

                        By: CORPORATE OFFICE PROPERTIES HOLDINGS, INC., a Delaware corporation, its general partner

                        By: /s/ Clay W. Hamlin, III
                            --------------------------------------------------
                        Name:_________________________________________________
                        Title: President
                               -----------------------------------------------


                        6385 FLANK DRIVE, L.P., a Pennsylvania limited partnership

                        By: CORPORATE OFFICE PROPERTIES HOLDINGS, INC., a Delaware corporation, its general partner

                        By: /s/ Clay W. Hamlin, III
                            --------------------------------------------------
                        Name:_________________________________________________
                        Title: President
                               -----------------------------------------------


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